Exhibit 10.2
DISBURSEMENT AGREEMENT AMENDMENT
     This FIRST AMENDMENT TO DISBURSEMENT AGREEMENT (this “Amendment”) is dated as of March 5, 2007 and entered into by and among VML US FINANCE LLC, a Delaware limited liability company (the “Borrower”), VENETIAN COTAI LIMITED, a corporation organized under the laws of the Macau Special Administrative Region of the People’s Republic of China (“Cotai Subsidiary”), VENETIAN MACAU LIMITED, a corporation organized under the laws of the Macau Special Administrative Region of the People’s Republic of China (“VML” and, jointly and severally with the Borrower, Cotai Subsidiary and any Additional Subsidiary from time to time party to the Disbursement Agreement referred to below, the “Company”), THE BANK OF NOVA SCOTIA, as the initial Disbursement Agent, and THE BANK OF NOVA SCOTIA, as the initial Bank Agent for the Lenders under the Credit Agreement referred to below. Capitalized terms used herein without definition shall have the meanings given to them in the Disbursement Agreement or, if not defined therein, the Credit Agreement.
Section 1. AMENDMENTS TO EXISTING PROVISIONS OF THE DISBURSEMENT AGREEMENT
1.1 Amendment to Section 2.5.1: Allocation of Advances; Permitted Uses of Resort Component Funding Services. Section 2.5.1 of the Disbursement Agreement is hereby amended by inserting the words and punctuation “; and (c) with respect to the proceeds of any Term B Funded Loans, Term B Delayed Draw Loans, New Term Loans or New Revolving Loans, subject to the provisions of Section 3 of the First Amendment, for any other purpose not prohibited under the terms of the Credit Agreement” immediately after the words “as provided in Section 2.3.9” in the penultimate line of such section.
1.2 Amendments to Sections 3.1.6, 3.2.5 and 3.3.6: Conditions Precedent to the Initial Standard Advances; Provisional Authorization of Gaming Operations.
     (a) Section 3.1.6 of the Disbursement Agreement is hereby amended by deleting clause (c)(i) of such section in its entirety.
     (b) Section 3.2.5 of the Disbursement Agreement is hereby amended by deleting clause (c)(i) of such section in its entirety.
     (c) Section 3.3.6 of the Disbursement Agreement is hereby amended by deleting clause (c)(i) of such section in its entirety.
1.3 Amendments to Sections 3.1.10, 3.2.13, 3.3.14 and 3.4.7: Conditions Precedent to Advances; Releases.
     (a) Sections 3.1.10(a), 3.2.13(a), 3.3.14(a) and 3.4.7(a) of the Disbursement Agreement are hereby amended by inserting the words and punctuation “(or, in the case of any Pre-Existing Construction Contract that requires the delivery of acknowledgements of payment and unconditional releases on a prescribed from, the form specified in such Pre-Existing Construction Contract)” immediately after the words “in the form of Exhibit N-1” in each such section. Each such section is further amended by inserting the words “claims for amounts due in respect of” between the words “except for” and “such work” preceding the proviso in each such section, and by deleting the words “for which” preceding such proviso and substituting therefor the words “of which”.
     (b) Sections 3.1.10(b), 3.2.13(b), 3.3.14(b) and 3.4.7(b) of the Disbursement Agreement are hereby amended by inserting the words and punctuation “(or, in the case of any Pre-Existing Construction Contract that requires the delivery of acknowledgements of payment and releases on a prescribed from, the form specified in such Pre-Existing Construction Contract)” immediately after the words “in the form of Exhibit N-2” in each such section. Each such section is further amended by inserting the words “claims for amounts due in respect of” between the words “except for” and “work” preceding the proviso in each such section, and by deleting the words “for which” preceding such proviso and substituting therefor the words “of which”.
1.4 Amendments to Sections 3.2.2 and 3.3.2: Conditions Precedent to the Initial Standard Advance for Four Seasons Macao Overall Project and Secondary Projects; Bid Contracts.
     (a) Section 3.2.2 of the Disbursement Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:
3.2.2 Bid Contracts. The Company shall have executed the Construction Management Agreement relating to the Four Seasons Macao Overall Project and (a) lump sum, fixed price or guaranteed maximum price Construction Contracts or Trade Contracts and/or (b) letters of acceptance for such lump sum, fixed price or guaranteed maximum price Construction Contracts or Trade Contracts, which Construction Contracts, Trade Contracts and/or letters of acceptance collectively account for at least sixty percent (60%) of the total costs reflected in the Project Budget for the Four Seasons Macao Overall Project for the “Construction Costs” Line Item Category; and copies of such Construction Management Agreement and all such letters of acceptance, together with any Construction Contracts and Trade Contracts that may then be executed, shall have been delivered to the Construction Consultant. Such letters of acceptance shall be in form and substance reasonably satisfactory to the Construction Consultant and the Disbursement Agent, and the Construction Consultant shall have determined that the estimates set forth by the Company in the Project Budget for the Four Seasons Macao Overall Project in respect of all Project Costs not covered by any then-effective Construction Contracts and Trade Contracts are reasonable. The Company shall have certified in the Company’s Initial Standard Advance Certificate that such Construction Management Agreement and letters of acceptance, together with any Construction Contracts and Trade Contracts that may then be executed, satisfy the requirements of this Section 3.2.2 and are consistent with the Project Budget, the Project Schedule and the Plans and Specifications for the Four Seasons Macao Overall Project.
     (b) Section 3.3.2 of the Disbursement Agreement is hereby amended by deleting the text of such section in its entirety and substituting therefor the words “[intentionally omitted]”.

1.5 Amendment to Section 3.2.14: Conditions Precedent to the Initial Standard Advance for Four Seasons Macao Overall Project; Operation, Maintenance and Management Agreement. Section 3.2.14 of the Disbursement Agreement is hereby amended by deleting the text of such section in its entirety and substituting therefor the words “[intentionally omitted]”.
1.6 Amendment to Exhibit A: Definitions.
     (a) Exhibit A of the Disbursement Agreement is hereby amended by deleting the definitions of “Maximum Early Advance Amount” and “Early Advance Cut-off Date” therefrom and inserting therein in alphabetical order the following definitions:
“Early Advance Cut-off Date” means (a) with respect to the Sands Macao Podium Expansion Project and the Venetian Macao Overall Project, the Loan Advance Threshold Date; (b) with respect to the Four Seasons Macao Overall Project, the earliest of (i) the Loan Advance Threshold Date, (ii) the date upon which the aggregate amount of all Advances made and all other payments made by the Loan Parties (including withdrawals from the Cash Management Accounts) from and after the Closing Date to pay Project Costs with respect to such Project equals $200,000,000, and (iii) May 26, 2007; (c) with respect to all Secondary Projects (other than the Cotai Strip Infrastructure Project), the earlier of (i) the Loan Advance Threshold Date, and (ii) the date upon which the aggregate amount of all Advances made and all other payments made by the Loan Parties (including withdrawals from the Cash Management Accounts) from and after the Closing Date to pay for Soft Costs with respect to all Secondary Projects that are not Active Projects and have not been abandoned in accordance with Section 7.1.6(c) of the Disbursement Agreement as of the date of determination (excluding the Cotai Strip Infrastructure Project) equals $20,000,000; and (d) with respect to any other Project, the Loan Advance Threshold Date.
“First Amendment” means that certain First Amendment to Disbursement Agreement, dated as of March 5, 2007, by and among the Company, the Disbursement Agent and the Bank Agent.
“Maximum Early Advance Amount” means an amount equal to, at any time of determination, (a) $900,000,000.00 plus (b) up to $112,000,000 of amounts paid by the Loan Parties in respect of premium payments or rents under the Venetian Macao Land Concession Contract, plus (c) $400,000,000 reduced by the amount of any investment made in excess of $400,000,000 under Section 7.3(viii) of the Credit Agreement less (d) the amount of the Refinancing (if any) which exceeds $50,000,000.
“Pre-Existing Construction Contract” means each Construction Contract and Subcontract (a) entered into with a Lien Releasing Party prior to May 25, 2006 or (b) tendered to a Lien Releasing Party prior to May 25, 2006 in a proposed full and final form and with respect to which such Lien Releasing Party has submitted a price prior to May 25, 2006 based on such full and final form (subject to changes requested by such Lien Releasing Party after the date of tender and agreed to by the Company).
     (b) Exhibit A of the Disbursement Agreement is hereby amended by deleting clause (b) of the definition of “Project Costs” in its entirety and substituting the following therefor:
(b) solely for the purposes of (x) Advances under Sections 3.5 or 3.6 of the Disbursement Agreement (and not for any other Advance) and (y) checks drawn on, withdrawals of, and replenishment of amounts on deposit in the Cash Management Accounts, costs relating to the Four Seasons Macao Overall Project which would otherwise constitute “Project Costs” if the Four Seasons Macao Overall Project was then considered an Active Project; provided that the sum of the aggregate amount of all amounts Advanced for such Project under Sections 3.5 and 3.6 of the Disbursement Agreement together with all other payments made by the Loan Parties in respect of such Project from and after the Closing Date (including withdrawals from the Cash Management Accounts in respect of such Project) shall not exceed $200,000,000;
1.7 Amendment to Exhibit E: Form of Project Budget/Schedule Amendment Certificate.
     (a) Attachment B to Exhibit E of the Disbursement Agreement is hereby amended by (i) deleting the references to Paragraphs “B.1”, “B.2”, “B.3”, “B.9” and “B.12” from Section 2 thereof, (ii) replacing the reference to Paragraph “B.6” with a reference to Paragraph “B.6(b)” in Section 2 thereof, (iii) deleting Section 5 thereof in its entirety, and (iv) deleting the words and punctuation “Project Budget [and” from the paragraph immediately following Section 5 thereof.
     (b) Exhibit E of the Disbursement Agreement is hereby amended by deleting any requirement therefrom that a certificate from the Construction Consultant in the form of Attachment B thereto be delivered in connection with any amendment to the Project Budget; provided, however, that such a certificate from the Construction Consultant shall be required in connection with any amendment to the Project Schedule. For the avoidance of doubt, notwithstanding anything in the Disbursement Agreement to the contrary, the Company shall not be obligated to deliver any certification or confirmation of the Construction Consultant in connection with any amendment of solely the Project Budget, so long as the Company satisfies each of the other conditions and requirements set forth in Section 6.3.1 of the Disbursement Agreement with respect thereto.
1.8 Amendment to Exhibit N-1: Form of Unconditional Lien Waiver. Exhibit N-1 of the Disbursement Agreement is hereby amended by deleting such exhibit in its entirety and substituting therefore the exhibit set forth in Annex A hereto.
Section 2. POST-ADVANCE REQUEST SUPPORTING DOCUMENTATION
     Notwithstanding Sections 2.4.1, 3.4.5 and 3.4.6 of the Disbursement Agreement or any other provision thereof to the contrary, the Company shall have the right to deliver Appendices III and VIII to each Advance Request and the Certifying Consultants’ certificates contemplated to be included as Attachments A and B to each Advance Request (collectively, the

“Post-Request Supporting Documentation”) five (5) days after delivery of the Advance Request. Provided that such an Advance Request otherwise complies with the requirements of the Disbursement Agreement, and so long as the Post-Request Supporting Documentation is delivered by the Company to the Disbursement Agent, the Construction Consultant and the Bank Agent within five (5) days following submission of such Advance Request, the Company shall be deemed to have delivered an Advance Request in accordance with the provisions of Section 2.4.1(a) of the Disbursement Agreement (including for purposes of Section 3.4.5 of the Disbursement Agreement). Notwithstanding anything to the contrary in the Disbursement Agreement, the Construction Consultant’s Certificate required under Sections 2.4.1(c) and 3.4.6 of the Disbursement Agreement may be qualified with respect to any Post-Request Supporting Documentation delivered after the otherwise applicable deadline for the Advance Request to which such Post-Request Supporting Documentation to the effect that the applicable certifications are made to the Construction Consultant’s actual knowledge after reasonable review in light of the limited time during which the Construction Consultant had access to such Post-Request Supporting Documentation; provided, however, that (a) the Construction Consultant shall continue to review such Post-Request Supporting Documentation following any Advance made pursuant to such an Advance Request and (b) the making of each subsequent Advance shall be conditioned upon the Construction Consultant having issued an unqualified construction consultant’s certificate as required in Section 2.4.1 with respect to any prior Advance as to which the Construction Consultant’s certification was so qualified.
Section 3. ADDITIONAL WITHDRAWALS FROM THE TERM LOAN PROCEEDS ACCOUNT
     Notwithstanding anything to the contrary in the Disbursement Agreement, amounts on deposit in the Term Loans Disbursement Account, any Term Loan Disbursement Sub-Account and the Company Equity Account may be withdrawn by the Company at any time to be applied for any purpose that is not prohibited under the Credit Agreement (other than payment of Project Costs (or to reimburse for previous payments of Project Costs funded through equity contributions), for which disbursement may be made only in accordance with the terms and subject to the conditions set forth in the Disbursement Agreement) so long as prior to such withdrawal the Company has demonstrated to the reasonable satisfaction of the Disbursement Agent that, both before and after giving effect to such withdrawal, the Company is and shall remain In Balance and no Potential Event of Default or Event of Default has occurred and is continuing.

Annex A
Exhibit N-1
To Disbursement Agreement
FORM OF
Unconditional waiver and release upon progress payment

Date
Parties

Name	[insert name of Owner]
(in Portuguese)	[insert details]
(in Chinese)	[insert details]
Short form name	Owner
Description	a [limited liability] company incorporated under the laws of the Macau Special Administrative Region, China, with the registered office at [insert details], registered with the Macau Companies and Moveable Assets Registry under number [insert company number], with the share capital of MOP [insert details]
Name	[insert name of Trade Contractor]
(in Portuguese)	[insert details]
(in Chinese)	[insert details]
Short form name	Trade Contractor
Description	a [limited liability] company incorporated under the laws of the Macau Special Administrative Region, China, with the registered office at [insert details], registered with the Macau Companies and Moveable Assets Registry under number [insert company number], with the share capital of MOP [insert details]
Trade Contract Number
     The undersigned has been paid and has received progress payments totaling $___for labour and/or materials furnished to ___(“Owner”) for ___(the “Project”) and does hereby unconditionally release any lien, stop notice, claim for payment of any kind (other than the Excepted Claims for Payment identified below which the undersigned has notified the Owner in accordance with the provisions of the Trade Contract) or claim upon any bond and any rights thereto that the undersigned has on the above referenced job, including for any and all materials and work furnished pursuant to any change orders, on or before the date of ___.
     The undersigned does hereby represent and warrant that the undersigned has or will fully pay for all labour and materials, any and all union, welfare, pension, vacation or other contributions or benefits required to be made on account of the employment of labourers and mechanics provided by the undersigned and does hereby agree to indemnify and hold Owner, the

1

Project, the work of improvement and the real property on which the Project is located, free and harmless from any and all claims or liens arising or resulting from any non payment of any of the foregoing through the date indicated herein.
     THIS RELEASE COVERS A PROGRESS PAYMENT FOR LABOUR, SERVICES, EQUIPMENT AND/OR MATERIAL FURNISHED TO VENETIAN COTAI LIMITED THROUGH THE ABOVE REFERENCED DATE ONLY AND DOES NOT COVER ANY RETENTION OR ITEMS FURNISHED AFTER SAID DATE.
Excepted Claims for Payment

* For a Trade Contractor to establish and rely upon an Excepted Claim for Payment it must ensure the following details are set out in the table above:
1.	where the claim relies on a provision of the Trade Contract, the claim must detail the clause of the Trade Contract on which the claim is based;
2.	where the claim does not rely on a provision of the Trade Contract, the claim must detail the basis on which the claim is made;
3.	where the claim is based on instructions or variations issued for the Works the claim must detail and refer to the Construction Manger’s Instruction,

4.	provide a detailed description for each specific claim so as to easily be identified; and

5.	the amount of the claim.
Where the Excepted Claim for Payment remains unresolved at the time of any future progress payment, the undersigned must in later Unconditional Waiver and Release forms, include updated claim amount details, giving the current amount of the claim and specifying any further ground or evidence of the claim.

2